                          MAP - GOVERNMENT FUND, INC.

To Our Shareholders:

We are pleased to report that MAP-Government Fund continued to provide competitive returns to its shareholders. As of December 31, 1996 the Fund's 30-day and 7-day yields were 4.85%. The second half of the year saw MAP-Government yields consistently out performing, on average, its government agency fund peers. In fact relative to its peer group, 1996 was the most successful year in the history of the Fund. The investment adviser's efforts generally focused on maintaining the average maturity in the 40 to 50 day range, in order to produce competitive yields.

The Fund continues to offer a variety of convenient programs, such as automatic investing, check writing, an exchange feature, as well as, easy access to your account by telephone. Please feel free to contact First Priority Investment Corporation, the Fund's distributor, at 800-559-5535 to request more information about these features.

The Board of Directors invites you to mail your comments and suggestions to them and thanks you for your continued support and confidence in the Fund.

                                          Yours sincerely,
                                          EUGENE J. CIARKOWSKI
                                          PRESIDENT

February 10, 1997

                        REPORT OF THE INVESTMENT ADVISER

Dear Shareholders:

Economic growth for 1996 was 3.4% as measured by Gross Domestic Product (GDP). This indicates moderate growth and will be one of the determining factors in the decision of the Federal Open Market Committee (FOMC) in determining monetary policy. The February meeting of the Federal Open Market Committee passed without any rate action. The next meeting of the Committee will be held in March. We believe the committee will abstain from increasing interest rates due to the lack of material change in the economic outlook.

Employment continued its strength in the final quarter of 1996. The monthly employment report averaged 215,000 jobs per month. Unemployment levels remained at 5.3% in December exhibiting near full employment. Hourly wages also increased 3.8% for 1996 creating caution on inflation issues. Employment data will be the focal point of future FOMC meetings. The Committee has paid close attention to this data in its most recent meetings.

During the fourth quarter of 1996, the 90-day Treasury Bill rates moved within a broad band between 4.92% and 5.36% as a result of strong employment data which led many investors to believe the FOMC would increase interest rates. We believe that the Fed Funds rate will remain unchanged for the first six months of 1997. Therefore, we will maintain the average maturity of the MAP-Government Fund in the 40 to 50 day range.

                                          Sincerely,
                                          DAVID A. JAMES
                                          FOR FIRST PRIORITY INVESTMENT
                                          CORPORATION

February 10, 1997

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Directors of
MAP - Government Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MAP - Government Fund, Inc. (the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial highlights for each of the six years in the period ended December 31, 1992 were audited by other independent accountants whose report dated February 12, 1993 expressed an unqualified opinion on those statements.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 10, 1997

STATEMENT OF ASSETS AND LIABILITIES
MAP - GOVERNMENT FUND, INC.
DECEMBER 31, 1996

ASSETS

Investments (cost $107,097,677)...................  $107,097,677
Interest receivable...............................        14,275
Cash..............................................        36,205
Receivable for Fund shares sold...................     3,804,107
Prepaid expense and other.........................        16,896
                                                    ------------
        Total Assets..............................   110,969,160
                                                    ------------
LIABILITIES

Payable for investment securities purchased.......     1,000,000
Payable for Fund shares redeemed..................        81,687
Investment advisory fee payable...................       104,013
Accounts payable and accrued expenses.............        28,722
                                                    ------------
        Total Liabilities.........................     1,214,422
                                                    ------------
        Net Assets................................  $109,754,738
                                                    ------------
                                                    ------------
NET ASSETS

Capital stock (109,754,738 shares of $.01 par
  value capital stock outstanding, 2,000,000,000
  shares authorized)..............................  $  1,097,547
Capital Paid-in...................................   108,657,191
                                                    ------------
        Net Assets................................  $109,754,738
                                                    ------------
                                                    ------------
Net asset value, offering price and redemption
  price per share
  ($109,754,738  DIVIDED BY 109,754,738 shares of
  capital stock outstanding)......................         $1.00
                                                    ------------
                                                    ------------

See notes to financial statements.

STATEMENT OF OPERATIONS
MAP - GOVERNMENT FUND, INC.
YEAR ENDED DECEMBER 31, 1996

Investment Income
  Interest........................................  $5,231,405
                                                    ----------

Expenses
  Investment advisory fee.........................     388,276
  Transfer agent..................................      64,394
  Custodian.......................................      59,285
  Audit...........................................      26,924
  Filing Fees.....................................      21,301
  Insurance expense...............................      20,730
  Miscellaneous...................................       6,996
  Printing........................................       6,831
  Directors' fees.................................       6,300
  Legal...........................................       5,512
                                                    ----------
                                                       606,549
                                                    ----------
    Net Investment Income.........................  $4,624,856
                                                    ----------
                                                    ----------

STATEMENTS OF CHANGES IN NET ASSETS
MAP - GOVERNMENT FUND, INC.

                                                                              YEAR ENDED        YEAR ENDED
                                                                             DECEMBER 31,      DECEMBER 31,
                                                                                 1996              1995
                                                                             -------------     -------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS
  Net investment income....................................................  $  4,624,856       $ 4,221,288
  Net realized gain from security transactions.............................             0             1,585
                                                                             -------------     -------------
    Net Increase in Net Assets Resulting from Operations...................     4,624,856         4,222,873
                                                                             -------------     -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income.....................................    (4,624,856)       (4,221,288)
  Distributions from net realized gain from security transactions..........             0            (1,585)
                                                                             -------------     -------------
    Total Distributions to Shareholders....................................    (4,624,856)       (4,222,873)
                                                                             -------------     -------------

FROM CAPITAL SHARE TRANSACTIONS
  Net increase (decrease) in net assets from capital share transactions....    28,729,858        (8,493,059)
                                                                             -------------     -------------
    Net Increase (Decrease) in Net Assets..................................    28,729,858        (8,493,059)

NET ASSETS
  Beginning of year........................................................    81,024,880        89,517,939
                                                                             -------------     -------------
  End of year..............................................................  $109,754,738       $81,024,880
                                                                             -------------     -------------
                                                                             -------------     -------------

See notes to financial statements.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                          MAP - GOVERNMENT FUND, INC.
                               DECEMBER 31, 1996

PRINCIPAL                                                                                   VALUE
----------                                                                               ------------
            FEDERAL FARM CREDIT BANK (9.5%)
$  300,000  5.26%, due January 17, 1997................................................  $    299,298
   500,000  5.53%, due January 17, 1997................................................       498,771
 2,000,000  5.21%, due February 7, 1997................................................     1,989,291
 1,245,000  5.21%, due February 10, 1997...............................................     1,237,793
 1,325,000  5.21%, due February 24, 1997...............................................     1,314,645
 1,745,000  5.28%, due March 18, 1997..................................................     1,725,549
 2,190,000  5.30%, due March 20, 1997..................................................     2,164,852
 1,235,000  5.33%, due March 24, 1997..................................................     1,220,006
                                                                                         ------------
                                                                                           10,450,205
                                                                                         ------------
            FEDERAL HOME LOAN BANK BOARD (25.6%)
   785,000  5.24%, due January 2, 1997.................................................       784,885
 1,090,000  5.22%, due January 3, 1997.................................................     1,089,684
   850,000  5.23%, due January 9, 1997.................................................       849,012
 1,500,000  5.45%, due January 10, 1997................................................     1,497,956
 1,575,000  5.39%, due January 15, 1997................................................     1,571,699
 1,620,000  5.22%, due January 21, 1997................................................     1,615,302
 2,000,000  5.22%, due January 23, 1997................................................     1,993,620
 1,395,000  5.21%, due January 30, 1997................................................     1,389,145
   555,000  5.26%, due January 30, 1997................................................       552,648
 1,050,000  5.22%, due February 3, 1997................................................     1,044,976
 2,125,000  5.20%, due February 20, 1997...............................................     2,109,653
 3,730,000  5.22%, due February 27, 1997...............................................     3,699,172
 2,000,000  5.36%, due March 3, 1997...................................................     1,981,836
 2,570,000  5.34%, due March 25, 1997..................................................     2,538,359
   915,000  5.23%, due March 26, 1997..................................................       903,834
 2,000,000  5.35%, due March 31, 1997..................................................     1,973,547
 1,500,000  5.70%, due November 18, 1997...............................................     1,500,000
 1,000,000  5.75%, due January 9, 1998.................................................     1,000,000
                                                                                         ------------
                                                                                           28,095,328
                                                                                         ------------
            FEDERAL HOME LOAN MORTGAGE CORP. (30.7%)
 1,870,000  5.26%, due January 2, 1997.................................................     1,869,726
 1,480,000  5.44%, due January 6, 1997.................................................     1,478,882
 1,000,000  5.27%, due January 14, 1997................................................       998,097
 1,000,000  5.23%, due January 17, 1997................................................       997,676
 1,200,000  5.45%, due January 17, 1997................................................     1,197,093
 2,315,000  5.22%, due January 31, 1997................................................     2,304,930
 1,540,000  5.22%, due February 6, 1997................................................     1,531,961
   770,000  5.24%, due February 10, 1997...............................................       765,517
 1,025,000  5.22%, due February 14, 1997...............................................     1,018,461
 2,410,000  5.21%, due February 20, 1997...............................................     2,392,561
 1,000,000  5.24%, due February 21, 1997...............................................       992,584
 1,365,000  5.20%, due February 25, 1997...............................................     1,354,156
 1,500,000  5.22%, due February 26, 1997...............................................     1,487,820
 4,044,000  5.23%, due February 27, 1997...............................................     4,010,512
 1,545,000  5.35%, due February 28, 1997...............................................     1,531,683
 1,005,000  5.30%, due March 12, 1997..................................................       994,643
 4,000,000  5.34%, due March 12, 1997..................................................     3,958,467
 2,500,000  5.34%, due March 21, 1997..................................................     2,470,704
 2,330,000  5.36%, due March 27, 1997..................................................     2,300,513
                                                                                         ------------
                                                                                           33,655,986
                                                                                         ------------

                          MAP - GOVERNMENT FUND, INC.
                               DECEMBER 31, 1996

PRINCIPAL                                                                                   VALUE
----------                                                                               ------------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (30.9%)
$1,500,000  5.50%, due January 8, 1997.................................................  $  1,498,395
 2,000,000  5.43%, due January 9, 1997.................................................     1,997,587
 1,755,000  5.22%, due January 16, 1997................................................     1,751,183
 2,125,000  5.23%, due January 17, 1997................................................     2,120,061
 2,000,000  5.21%, due January 22, 1997................................................     1,993,922
 2,780,000  5.23%, due January 22, 1997................................................     2,771,527
 1,500,000  5.43%, due January 24, 1997................................................     1,494,796
 1,015,000  5.23%, due January 29, 1997................................................     1,010,875
 2,500,000  5.22%, due February 5, 1997................................................     2,487,313
 2,650,000  5.21%, due February 10, 1997...............................................     2,634,659
 2,395,000  5.21%, due February 12, 1997...............................................     2,380,442
 2,235,000  5.22%, due February 13, 1997...............................................     2,221,065
 2,050,000  5.21%, due February 18, 1997...............................................     2,035,759
 1,985,000  5.21%, due February 19, 1997...............................................     1,970,924
 2,000,000  5.29%, due March 14, 1997..................................................     1,978,840
 1,500,000  5.33%, due March 21, 1997..................................................     1,482,455
 1,035,000  5.20%, due March 24, 1997..................................................     1,022,741
 1,060,000  5.25%, due April 17, 1997..................................................     1,043,614
                                                                                         ------------
                                                                                           33,896,158
                                                                                         ------------
            STUDENT LOAN MARKETING ASSOCIATION (0.9%)
 1,000,000  5.63% due December 5, 1997.................................................     1,000,000
                                                                                         ------------
            TOTAL INVESTMENTS (97.6%) (cost $107,097,677)(1)...........................  $107,097,677
                                                                                         ------------
                                                                                         ------------

---------
(1) Also represents cost for federal income tax purposes.

    The percentage shown for each investment category is the total value of that category expressed as a percentage of the net assets of the Fund.

    See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MAP - GOVERNMENT FUND, INC.

NOTE A -- ACCOUNTING POLICIES

MAP - Government Fund, Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, as amended. Significant accounting policies of the Fund are as follows:

INVESTMENTS: Investments are valued at amortized cost which approximates market value. Under this method, securities are initially valued at cost on their acquisition date and their subsequent value is calculated based on such initial value and assuming a constant accretion of purchase discount or amortization of any purchase premium to maturity. It is the intention of the Fund to maintain a per share net asset value of $1.00. Security transactions are recorded on the date of purchase or sale. Interest is accrued daily. Realized gains and losses on investment transactions are determined on the basis of identified cost.

FEDERAL INCOME TAXES: The Fund does not provide for federal income taxes since it intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code and to maintain this qualification by distributing each year substantially all of its net investment income and net realized capital gains, if any, to its shareholders.

DIVIDENDS: The Fund declares dividends daily from net investment income and net realized capital gains, if any, and distributes such dividends monthly.

ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE B -- INVESTMENT ADVISORY AND SERVICE AGREEMENTS

The Fund has investment advisory, service and distribution agreements with First Priority Investment Corporation ("FPIC"). FPIC is a wholly-owned subsidiary of MBLLAC Holding Corporation, a wholly-owned subsidiary of MBL Life Assurance Corporation ("MBL Life"). Under the investment advisory agreement, the Fund pays FPIC a periodic fee at the annual rate of .40% of the first $300,000,000 of the Fund's net assets, .35% of the next $400,000,000 of such value and .30% of such value in excess of $700,000,000. The fee is computed and accrued daily and paid quarterly. Under the terms of the service agreement, FPIC reimburses MBL Life for services provided in connection with FPIC's obligations under the investment advisory agreement.

FPIC has agreed to bear total annual expenses of the Fund (including the investment advisory fee but excluding taxes, interest, brokerage commissions and extraordinary expenses) that exceed .75% of the first $20,000,000 of the Fund's average daily net asset value. However, when the Fund's average daily net asset value exceeds $20,000,000, FPIC has agreed to bear such expenses of the Fund to the extent that they exceed the lesser of 1.5% of the first $30,000,000 of the Fund's average daily net asset value and 1% of the Fund's average daily net asset value in excess of $30,000,000 or 25% of the total investment income of the Fund. FPIC has agreed to limit the Fund's expenses to the annual rate of
 .75% of the Fund's daily net asset value. However, FPIC has reserved the right to withdraw this undertaking and assume its contractual expense limitation responsibility upon 30 days written notice to the Fund. For the year ended December 31, 1996, no reimbursement was required.

The compensation of each disinterested director is paid by the Fund at the rate of $400 per meeting attended, plus an annual retainer of $900. Aggregate fees paid during the year to the Fund's disinterested directors amounted to $6,300. Two of the directors of the Fund and all officers of the Fund are either officers or employees of MBL Life. The compensation of the directors and officers and any employees of the Fund affiliated with FPIC is paid by the affiliated entities.

MBL Life and certain subsidiaries and affiliates owned 76,490,098 Fund shares at December 31, 1996.

NOTE C -- CAPITAL STOCK

A summary of capital share transactions, at $1.00 per share, follows:

                                                  Year Ended          Year Ended
                                               December 31, 1996   December 31, 1995
                                               -----------------   -----------------
Shares sold..................................     174,649,911         163,802,627
Shares issued in reinvestment of income
  dividends and capital gain distributions...       4,942,746           3,892,429
                                               -----------------   -----------------
                                                  179,592,657         167,695,056
Shares repurchased...........................    (150,862,799)       (176,188,115)
                                               -----------------   -----------------
Net increase (decrease)......................      28,729,858          (8,493,059)
                                               -----------------   -----------------
                                               -----------------   -----------------

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                          MAP - GOVERNMENT FUND, INC.

Selected data for each share of capital stock outstanding throughout the years indicated:

                                                                      YEAR ENDED DECEMBER 31,
                                     -----------------------------------------------------------------------------------------
                                       1996     1995     1994     1993     1992     1991     1990     1989     1988     1987
                                     --------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net Asset Value, Beginning of
  Year.............................  $  1.00   $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00

Net investment income..............    0.048     0.052    0.035    0.025    0.034    0.054    0.073    0.084    0.068    0.058

Dividends from net investment
  income...........................   (0.048 )  (0.052)  (0.035)  (0.025)  (0.034)  (0.054)  (0.073)  (0.084)  (0.068)  (0.058)
                                     --------  -------  -------  -------  -------  -------  -------  -------  -------  -------

Net Asset Value, End of Year.......  $  1.00   $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                     --------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                                     --------  -------  -------  -------  -------  -------  -------  -------  -------  -------

Total Return.......................     4.87%     5.17%    3.53%    2.49%    3.36%    5.38%    7.32%    8.32%    6.84%    5.78%
                                     --------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                                     --------  -------  -------  -------  -------  -------  -------  -------  -------  -------

Ratios/Supplemental Data:

Net Assets, End of Year
  (thousands)......................  $109,755  $81,025  $89,518  $55,008  $42,850  $38,555  $35,434  $30,493  $30,816  $24,094
                                     --------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                                     --------  -------  -------  -------  -------  -------  -------  -------  -------  -------

Ratio of Expenses to Average Net
  Assets...........................     0.62%     0.69%    0.73%    0.74%    0.75%    0.75%    0.75%    0.75%    0.75%    0.81%
                                     --------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                                     --------  -------  -------  -------  -------  -------  -------  -------  -------  -------

Ratio of Net Investment Income to
  Average Net Assets...............     4.76%     5.17%    3.53%    2.49%    3.36%    5.38%    7.32%    8.32%    6.84%    5.78%
                                     --------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                                     --------  -------  -------  -------  -------  -------  -------  -------  -------  -------

See notes to financial statements.

                          MAP - GOVERNMENT FUND, INC.
                                520 Broad Street
                         Newark, New Jersey 07102-3111
                                 1-800-559-5535

                                 FUND DIRECTORS

                              Eugene J. Ciarkowski

                               Horace J. DePodwin

                              Herbert M. Groce Jr.
                              Kathleen M. Koerber

                              Jerome M. Scheckman

                               INVESTMENT ADVISER
                                      and
                                  DISTRIBUTOR
                     First Priority Investment Corporation
                                520 Broad Street
                         Newark, New Jersey 07102-3111
                                 1-800-559-5535

                          CUSTODIAN and TRANSFER AGENT
                         State Street Bank & Trust Co.
                                 P.O. Box 8500
                        Boston, Massachusetts 02266-8500
                                 1-800-343-0529

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                            New York, New York 10036

THIS REPORT HAS BEEN PREPARED FOR THE SHAREHOLDERS OF THE FUND. IT IS NOT AUTHORIZED FOR OTHER DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH INCLUDES ADDITIONAL INFORMATION ABOUT THE FUND.

                                     [LOGO]

                                 ANNUAL REPORT
                               DECEMBER 31, 1996
FS-631 (2-97)
                 ---------------------------------------------